UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 29, 2006
American Oil & Gas, Inc.

(Exact name of registrant as specified in its charter)

Nevada	0-31547	88-0451554

(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)
1050 17th Street, Suite 2400 Denver, CO 80265

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (303) 991-0173
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On June 29, 2006, the Company issued a press release titled “AMERICAN OIL & GAS APPOINTS JOSEPH FEITEN AS CHIEF FINANCIAL OFFICER” that is attached hereto as Exhibit 99.1
     On July 7, 2006, the Company issued a press release titled “AMERICAN OIL & GAS RECOMMENCES DRILLING ACTIVITY AT THE FETTER PROJECT” that is attached hereto as Exhibit 99.2
Item 9.01. Financial and Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release, dated June 29, 2006

99.2	Press Release, dated July 7, 2006
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN OIL & GAS, INC.
By:	/s/ Joseph B. Feiten
Joseph B. Feiten, Chief Financial Officer

Dated: July 7, 2006